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                                                                   EXHIBIT 10.24

                                    L E A S E

          This L E A S E, is made as of the  13    day of   January 2002
                                            ------        ---------------
(hereinafter the "Lease Date") between and among  STONEWOOD EAST    , a
                                                 -------------------
Pennsylvania limited partnership ( hereinafter referred to as "Landlord" ) and
 Sonic Foundry Media Systems, Inc., (hereinafter referred to as "Tenant").
-----------------------------------

                              W I T N E S S E T H:

1.  PREMISES
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          1.1 Premises. In consideration of the rents hereby reserved and
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covenants hereby made, Landlord leases to Tenant, and Tenant does rent from
Landlord, that certain premises designated as first (1/st/)     floor containing
                                             ------------------
approximately  9,004 rentable square feet ("Demised Square Feet") of space
              ------
(hereinafter the "Demised Premises ) within the Building located at 12300 Perry
                                                                    -----------
Highway   (hereinafter referred to as "Building"), in Wexford, Pennsylvania. The
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Demised Premises constitutes 28%  % of the total   31,625   square feet of
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rentable space in the Building ("Total Rentable Square Feet").
2.  TERM
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          2.1 Initial Term. Tenant shall have and to hold the Demised Premises
              -------------
for an Initial Term of   24   months beginning on the  31st   day of  January  ,
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2002   ("Commencement Date") and ending the 31st  day of  January  , 2004
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unless sooner terminated as hereinafter provided.
          2.2 Renewal Term(s). Tenant shall have the option to renew this Lease
              ----------------

for   one   additional period(s) / term(s) of 12  months (hereinafter the
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"Renewal Term(s)") provided: (a) Tenant notifies Landlord in writing of Tenant's election to exercise such option not less than 120 days prior to the expiration of the then current term and (b) Tenant is not in default under this Lease either at the time of written notification to Landlord of the exercise of the option or on the last day of the then current term. TIME IS OF THE ESSENCE (c) Right to renew and renewal option are approved in writing by CoManage (Guarantor).
3.  RENT
    ----
          3.1 Rent.
              -----
               A. Tenant agrees to pay during the First Lease Year, total "Base Rent" of $ 99,044, payable $ 8,253.66 monthly in advance on or before the first
          ---------          ---------
day of each month (hereinafter, the "Monthly Installments").

               B. Tenant agrees to pay during the Second Lease Year, total "Base Rent" of $ 117,052, payable. $ 9,754.33 monthly in advance on or before the
          ----------          ---------
first day of each month (hereinafter, the "Monthly Installments").
4.  USE OF DEMISED PREMISES
    -----------------------
          4.1 Use and Care. The Demised Premises shall be used only for general
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office and for no other purposes without the prior written consent of Landlord.
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For the purposes of this lease agreement general office purposes includes those things reasonably necessary and required to carry on a business as a developer and technology integrator of computer software and hardware. Tenant agrees that it will not keep, store or use in or upon the Demised Premises any article, which may be prohibited by the terms of the fire and casualty insurance policies from time to time covering the Demised Premises. Tenant will not injure or deface the Demised Premises; Tenant will not overload the floors of the Demised Premises; Tenant will not permit any objectionable noise or odor to escape from the Demised Premises, and Tenant will not use the Demised Premises for lodging or sleeping purposes.
          4.2 On Premises Advertising. Tenant will not place or allow to be
              ------------------------
placed, or maintain on the exterior of the Demised Premises, any sign (unless approved in writing by Landlord), advertising matter or other thing of any kind, on the glass of any window or door of the Demised Premises without first obtaining Landlord's written approval thereof; and thereafter Tenant will maintain such sign, decoration, lettering, advertising matter and other thing as may be approved in writing by Landlord, in good condition and repair at all times. No flashing, or moving signs or lights will be installed by Tenant. Tenant shall be responsible to Landlord for all damages caused by installation, use or maintenance of said signs, and Tenant agrees to repair all damage incident to removal of said signs. Landlord agrees that Tenant may place its name upon the roadside signs, glass doors and lobby marque in a manner similar to that currently in existence.
          4.3 Return of Premises. Tenant shall deliver the Demised Premises to
              -------------------
Landlord at the expiration of the term of this Lease, including renewals thereof, in substantially the same condition as the Demised Premises were in when received by Tenant, reasonable wear and tear, damage by fire, casualty or other cause not due to the misuse or neglect of Tenant or Tenant's agents, servants, visitors or licensees excepted.
          4.4 Enforcement. Notwithstanding the provisions of Section 11 hereof
              ------------
respecting the time within which the Tenant shall cure defaults, if Tenant fails to keep or perform any covenant or term included in this Section 4 or violates any such covenant or term, and such failure or violation shall continue for a period of five (5) days after receipt of written notice by Landlord, Landlord may, in addition to any other remedies at law or in equity, (i) enjoin Tenant from any further failure or violation hereunder through legal proceedings and/or
(ii) cure such failure or violation and receive, within ten (10) days from demand, reimbursement for all expenses incurred by Landlord in connection therewith, including attorneys fees, and all of such shall be deemed Additional Rent and shall be payable upon demand by Landlord.

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          4.5 Rules and Regulations. The Rules and Regulations of the Building,
              ----------------------
including rules regarding access and security with respect to the Building and the Demised Premises are attached hereto as Exhibit "C" shall be and are hereby made a part of this Lease. Tenant, its employees, officers, servicepersons, servants and agents, shall perform and abide by the Rules and Regulations and all amendments or additions thereto which may be made from time to time by Landlord and Tenant shall be responsible for insuring that Tenant's customers, clients, patients and/or business invitees perform and abide by such Rules and Regulations, so long as Landlord agrees to uniformly apply and enforce the Rules and Regulations against all tenants of the Building.

5.  DELIVERY OF DEMISED PREMISES
    ----------------------------
          5.1 Work Plans. Tenant shall have the right to install two additional
              -----------
220V electrical outlets in an office to be used as an Uninterruptible Power Supply. Such installation shall be at Tenant's expense and Tenant agrees to utilize the Landlords licensed electricians for all work.
          5.2 Delayed Possession. If Landlord cannot deliver possession of the
              -------------------
Demised Premises to Tenant on the Commencement Date set forth in Section 2.1 above, due to failure to complete the Work Items on or prior to said scheduled Commencement Date, and such failure is not due to an act or omission of Tenant, then in such event, this Lease Agreement shall not be void or voidable but rather the rent shall abate until date of possession.

6.  REPAIRS, MAINTENANCE AND ALTERATIONS
    ------------------------------------
          6.1 Landlord Repair and Maintenance Obligation. Except as provided in
              ------------------------------------------
this Lease with respect to condemnation and damages caused by casualty, Landlord agrees to keep, repair and maintain the Building (including the roof, exterior walls, foundation, gutters and down spouts), the common areas, (both inside and out) including hallways, stairs, restrooms, elevators, foyers and all other common areas provided for the common use of all tenants of Building, sidewalks, paved areas, parking areas, HVAC, supply lines for water, sewer, gas and drainage, electrical wiring (but not any of the electrical or plumbing systems or fixtures within the Demised Premises such being the responsibility of Tenant) in good repair at all time. If any portion of the Demised Premises which is the responsibility of Landlord shall at any time be in need of repair, Landlord will promptly repair same upon receipt of written notice from Tenant delivered to Agent, except that Landlord shall not be obligated to make or pay for any repairs to the Demised Premises rendered necessary by the fault, act, omission or negligence Tenant, or any of its servants, agents, employees or business invitees. Landlord agrees to employ reasonable efforts to keep the common areas (both inside the Building and outside), clean, to keep such common areas lighted during business hours of darkness when the Building is generally open for business and keep the parking area reasonably paved, lighted and striped to assist in the orderly parking of cars. Temporary closing by Landlord of parking, walking and driveway areas due to repairs or other work deemed necessary by Landlord shall be permitted.
          6.2 Tenant Obligations. Tenant shall commit no act of waste. Tenant
              -------------------
shall not make any alterations or additions to the Demised Premises without Landlord's prior written consent. Landlord reserves the right to approve the contractor, subcontractor or other workmen who are to affect said alterations or additions, which approval shall not be unreasonably withheld. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be installed by Tenant upon the Demised Premises and which in any manner are attached to the floor, walls or ceiling shall, upon the expiration or earlier termination of this Lease, become the property and be surrendered with the Demised Premises as a part thereof. Any linoleum or other floor covering which may be cemented or otherwise adhesively affixed to the floor shall likewise become the property of Landlord. Tenant agrees to keep the Demised Premises in good condition and repair, excepting repairs, which are the responsibility of the Landlord as set forth in 6.1 above. Structural changes, exterior alterations or additions to the Demised Premises may be made only with Landlord's written consent. Tenant shall, in the use and occupancy of the Demised Premises, at its sole cost and expense, promptly comply with all Rules and Regulations (Exhibit
C) as well as laws and ordinances now in force or hereafter enacted by any governmental body or agency which may affect the Demised Premises by reason of Tenant's use and occupancy of same. If structural alterations of the Demised Premises or the Building become necessary as a result of such enactments and by reason of Tenant's use and occupancy of the Demised Premises or because Tenant has overloaded the floor or any facility, Tenant shall promptly make such structural alterations at its sole cost and expense after first obtaining Landlord's prior written approval of plans and specifications and furnishing such indemnification against liens, costs and damages as Landlord may reasonably require. Provided however, Tenant will have the right to install free-standing work station partitions without Landlord's consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. The freestanding work station partitions for which Tenants pays, will be part of Tenant's trade fixtures for all purposes under this Lease. All other partitions installed in the Demised Premises are and will remain property of the Landlord. Landlord shall not be liable for any damage to property of Tenant or of others located on the Demised Premises, nor for the loss of, or damage to, any property of Tenant or of others, by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing or from the roof, street or subsurface or from any others place or by dampness or by any other cause or whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Demised Premises, occupants of adjacent property or the Building, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable for any latent defect in the Demised Premises or in the Building except for a period of one (1) year from the date Tenant takes possession of the Demised Premises. All property of Tenant kept or stored on the Demised Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any

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claim arising out of damage to the same, including subrogation claims by
Tenant's insurance carrier, unless such damage shall be caused by the willful act or gross negligence of Landlord.
          6.3 Access. Landlord and its agents and employees, and persons
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authorized or approved by Landlord and its agents and employees, shall have the right, upon 24 hours written notice, to enter the Demised Premises (a) to make repairs and/or perform maintenance and service to or for the Demised Premises and (b) if necessary, upon reasonable notice, in Landlord's opinion, to make repairs, capital improvements and/or tenant improvements to space adjacent to the Demised Premises which adjacent space is not leased to Tenant under this Lease. Landlord shall use reasonable efforts to completed any inspections or work in or about the Demised Premises so as to minimize disturbance to Tenant's operations.
          6.4 Roof. Tenant may not use the roof of the Building for any purpose
              -----
whatsoever without Landlord's prior written consent. Landlord agrees to permit Tenant to install Dish Network type satellite antenna receivers on the side of the building near the roof of the demised premises. Landlord shall be responsible for the maintenance and repair of the roof. However, if Tenant has actual knowledge of any condition requiring maintenance or repair by Landlord and Tenant shall fail to notify Landlord, Landlord shall not be liable to Tenant for any damage occasioned by that condition including, but not limited to, damage caused by plumbing, electrical, gas, water, steam or other utility pipes, systems and facilities or by the bursting, stopping, leaking or running of any tank, sprinkler, washstand, closet or waste or other pipes in or about the Demised Premises or the Building nor any damage occasioned by water being upon or coming through or around any roof, flashing, window, skylight, vent, odor, trapdoor or the like unless Landlord had actual knowledge of the condition causing such damage. Landlord shall not be liable for any damage caused solely by the acts or neglect of co-tenants, or other occupants of the Building, occupants of adjacent property or the public.

7.  DAMAGE BY FIRE, ETC.
    --------------------
          7.1 Tenant to Give Notice. In case of any damage or destruction of the
              ----------------------
Demised Premises or any part thereof, Tenant will promptly give written notice thereof to Landlord, generally describing the nature and extent of damage or destruction.
          7.2 Damage or Destruction. If the Demised Premises should be damaged
              ----------------------
by fire or other casualty covered by insurance carried by the Landlord, Landlord shall repair the same unless the Demised Premises and/or the Building should be damaged or destroyed:
                    (1) by fire or other casualty covered by the insurance policies carried by the Landlord ( I ) to the extent of 50% or more of the replacement costs of either thereof, or (ii) to the extent that 50% or more of the leasable area contained in either thereof shall be rendered untenantable;
                    (2) by any cause other than those covered by the aforesaid insurance policies; or
                    (3) If more than 50% of the Demised Premises is destroyed at any time when there is less than one year remaining on the original term or any renewal term hereof; or
                    (4) if the holder of any deed to secure debt shall require that the insurance proceeds arising from the damage or destruction be applied against the principal balance due on any loan encumbering the Property, Building, or Demised Premises; or
                    (5) If more than 50% of the Demised Premises is destroyed at any time during which there is a default, not cured within any applicable cure period, of any of the terms, conditions, provisions or obligations contained herein on the part of the Tenant to be kept or performed;

          Then, in any such events, the Landlord may, at its option and its sole discretion, either terminate this Lease or elect to repair the Demised Premises, and the Landlord shall notify the Tenant as to its election within thirty (30) days after the settlement of the casualty loss with the insurer, or the occurrence of the damage in the event of an uninsured casualty. In addition if more than 50% of the Demised Premises is damaged or destroyed, Tenant shall have the Option of terminating this Lease. If Landlord or Tenant elects to terminate this Lease, then the term hereof shall end at the end of the calendar month in which such election is made. If neither Landlord nor Tenant elects to terminate this Lease, then the Landlord shall promptly commence restoration of such damage or destruction and this Lease shall continue and remain in full force and effect.
          7.3 Rent Abatement. Tenant agrees during any period of reconstruction,
              ---------------
restoration or repair of the Demised Premises and/or of the Building to continue the operation of its business in the Demised Premises to the extent reasonably practicable from the standpoint of good business. Provided Tenant is not then in monetary default of any of the terms, conditions, covenants or obligation contained herein on the part of Tenant to be kept or performed, the Monthly Installments set forth in Section 3.1 of the Lease shall be abated proportionately during any period in which, by reason of any such damage or destruction, there is substantial interference with the operation of the business of Tenant in the Demised Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Demised Premises. Such abatement shall continue for the period commencing with such damage or destruction and shall end with the completion by the Landlord of such work or repair and/or construction as Landlord is obligated to do. If, however, such damage or destruction is caused by Tenant's intentional, wanton or willful act or omission, then and in that event the rent shall not abate.
          7.4 Tenant's Fixtures, etc. Notwithstanding anything herein which is
              -----------------------
or may be construed to be to the contrary with respect to any obligation of Landlord to restore or repair the Building and/or Demised Premises, Landlord shall not be required to repair, replace or restore any of Tenant's fixtures, trade fixtures, supplies, inventory, merchandise, furnishings, decoration, signs or any other alterations, improvements or betterments to the Demised Premises made by Tenant, whether or not such alterations, improvements or betterments were made with the consent of the Landlord.

8.  LANDLORD SERVICES
    -----------------
          Provided Tenant shall not be in default under this Lease, Landlord agrees to provide to Tenant the following services:

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                  A. Passenger elevator service in common with others. Tenant agrees not to use any elevators for other than passenger service during the hours of 7:00 AM through 6:00 PM, Monday through Friday ("Prime Time") and any furniture or equipment which Tenant needs to deliver to the Demised Premises utilizing the elevators will be delivered during other than Prime Time.
                  B. Men's and women's restrooms situated on the floor on which the Demised Premises are located, together with hot and cold water for use in said restrooms.
                  C. A clean, street level lobby, entrance way, elevator lobby, public corridor or other public portions of the Building for use in common with others.
                  D. A Building Directory located in close proximity to the primary entrance of the Building listing Tenant's name and suite number.
                  E. Electricity sufficient to fulfill the needs of a Tenant for ordinary general office use.
                  F. Lighting and light bulbs or fluorescent lighting as is standard for general office use.
                  G. Heating, ventilation and air-conditioning (HVAC) sufficient to provide, reasonable comfort for general office use.
                  H. Janitorial service and refuse removal per Exhibit B - Monday through Friday only.
                  I. Removal of snow and ice when necessary.
         If Landlord fails to provide any of the services required above, Tenant shall have the right to provide or arrange for the provision of such services and all expenses incurred by Tenant in connection with the provision of such services may be offset against Tenant's obligation to pay rent. If Tenant elects not to provide such services or is unable to obtain such services, and the lack of services prevents Tenant from conducting its operations from the Demised Premises, then rent shall abate for such period during which Services are not available.

9. ASSIGNMENT AND SUBLETTING
   -------------------------
         9.1  Assignment by Tenant. Tenant shall not assign, pledge, mortgage,
              --------------------
encumber or in any manner transfer this Lease or any interest herein or sublet the Demised Premises or any part thereof without the prior written consent of Landlord, which consent Landlord agrees will not be unreasonably withheld. Consent by Landlord to one or more assignments or sub-lettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sub-lettings. Notwithstanding any assignment or subletting to which Landlord may consent, Tenant shall at all times remain primarily and fully responsible and liable for all payments herein specified and for compliance with all of Tenant's other obligations under this Lease. The term "sublet" shall be deemed to include the granting of licenses, concessions, and any other rights of occupancy of any portion of the Demised Premises.
         9.2  Transfer by Landlord. In the event of the transfer and assignment
              --------------------
by Landlord of its interest in this Lease and in the Building to a person or entity expressly assuming the Landlord's obligations under this Lease, provided that such person or entity recognizes the validity of this lease and agrees that so long as there is not a default hereunder Tenant's rights under this Lease shall not be terminated, affected or disturbed., then Landlord shall thereby be released from any further responsibility hereunder upon written notification to Tenant of such transfer and/or assignment and providing Tenant of name and address of new Owner/Landlord. Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to Landlord to secure performance of Tenant's obligations hereunder will be assigned and transferred by Landlord to such successors in interest of Landlord; and, upon acknowledgment by such successor of receipt of such security and its express assumption of the obligation to account to Tenant for such security in accordance with the terms of this Lease, Landlord shall thereby be discharged of any further obligation relating thereto.

10. CONDEMNATION
    ------------
         10.1 Taking of the Demised Premises. If at least 30% of the Building of
              ------------------------------
which the Demised Premises are a part should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase under threat thereof, and such taking substantially and materially interferes with the Tenant's use of the Demised Premises, Landlord and Tenant each shall have the right to terminate this Lease, and in such event, the Base Rent shall be abated during the un-expired portion of this Lease, effective on the earlier of (I) receipt of notice from the party electing to terminate or (ii) date physical possession is taken by the condemning authority. In the event the Lease is not terminated, the Base Rent or Adjusted Base Rent for the remaining portion of the then current lease term shall be abated according to the remaining amount of the useable square feet in the Demised Premises.
         10.2 Taking of Common or Parking Areas. If any part of the common or
              ---------------------------------
parking areas located on the Property should be taken for any public or quasi-public use under any governmental law, ordinance or regulation, this Lease shall not terminate, nor shall any rent or additional rents payable hereunder be reduced, nor shall Tenant be entitled to any part of the award made for such taking except that either Landlord or Tenant may terminate this Lease if access to the Demised Premises is substantially affected and if the parking area remaining following such taking plus any additional parking area provided by the Landlord in reasonable proximity to the Property shall be less than 50% of the parking area on the Property immediately prior to such taking.
         10.3 Notice of Termination. Any election to terminate this Lease
              ---------------------
following condemnation shall be evidenced by written notice of termination delivered to the other party within thirty - (30)- days after that date on which physical possession is taken by the condemning authority.
         10.4 Awards. All compensation shall be allocated between Landlord and
              ------
Tenant based on the condemning authorities allocation of the award between the Landlord's or Tenant's interest in the Demised Premises. Landlord shall have no interest in any award made to Tenant for loss of business, relocation of Tenant's business or for the taking of Tenant's fixtures and personal

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property within the Demised Premises if a separate award for such items is made to Tenant.

11. DEFAULT, EVENTS and REMEDIES
    ----------------------------
         11.1 Events of Default.  The occurrence of any one of the following
              -----------------
events shall constitute a default of this Lease by Tenant:
              A. Failure of Tenant to make any payment of Base Rent, Late Charges, Penalty Interest payments, . or any other required payment when due.
              B. Failure of Tenant to comply with any provision of this Lease other than payment of rent, with such failure continuing for thirty (30) days after mailing of written notice by Landlord to Tenant specifying the nature of non-compliance by Tenant with reasonable particularity provided. However, if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be in default if Tenant immediately commences or has commenced such cure and thereafter diligently proceeds to cure such default.
              C. The making of an assignment or general arrangement for the benefit of creditors by Tenant or any guarantor of Tenant's obligations under the Lease.
              D. The filing by Tenant or any guarantor of Tenant's obligations under this Lease of a petition under any section or chapter of the present Federal Bankruptcy Act or amendment thereto. Or, the failure of the dismissal, within 30 days after the filing of an involuntary petition of bankruptcy or insolvency against Tenant or guarantor of Tenant's obligations.
              E. The appointment of a receiver or trustee for all or substantially all the assets of Tenant or any guarantor of Tenant's obligations under this Lease.
              F. The attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.
         11.2 Remedies in Event of Default. Upon the occurrence of any Event of
              ----------------------------
Default, Landlord shall have the option to do any one or more of the following without any notice or demand.
              A. Termination of Lease. Terminate this Lease, in which event
                 --------------------
Tenant shall immediately surrender the Demised Premises to Landlord. If Tenant shall fail to do so, Landlord may without notice and prejudice to any other remedy available, enter and take possession of the Premises and remove Tenant or anyone occupying the Demised Premises and its effects without being liable to prosecution or any claim for damages. Tenant shall indemnify Landlord for all loss and damage suffered by Landlord because of such termination whether through inability to re-let the Demised Premises or otherwise, including any loss of rent for the remainder of the term of this Lease. If Landlord elects to terminate this Lease, Tenant's liability to Landlord for damages shall survive such termination. Landlord shall use commercially reasonable efforts to relet the Premises.
              B. Acceleration of Rent. Declare the entire amount of all rent
                 --------------------
past due as well as the net present value of that which would have become due and payable during the remainder of the term of this Lease to be due and payable immediately. In this event, Tenant shall pay the same to Landlord immediately. Such payment shall constitute payment of past due rent and payment in advance of the rent stipulated for the remainder of the Lease term. Acceptance by Landlord of the payment of such rent shall not constitute a waiver of any then existing default occurring thereafter.
              C. Re-let Premises. Enter upon and take possession of the Demised
                 ---------------
Premises as agent of Tenant without terminating this Lease and without being liable to prosecution or any claim for damages. Landlord may re-let the Demised Premises and in that connection may make any suitable alterations or refurbish the Demised Premises, or both, or change the character or use of the Demised Premises. Landlord shall not be required to re-let for any use or purpose other than that specified in this Lease or which Landlord may reasonably consider injurious to the Demised Premises, or to any tenant, which Landlord may consider objectionable. Landlord may re-let all or any portion of the Demised Premises alone or in conjunction with other portions of the Building for a term longer or shorter than the term of this Lease at a rental rate greater or less than the then current rental rate provided in this Lease and upon such other terms (including the granting of concessions) as Landlord solely determines to be acceptable. If Landlord elects to reenter and re-let all or any portion of the Demised Premises, Landlord shall be entitled to recover as damages immediately, without waiting until the due date of any future rent, or until the date fixed for expiration of this Lease, the total net present value of all rent owed and unpaid as of the date of the default. The Landlord can also recover the costs of reentry and re-letting including without limitation the cost of any cleanup, refurbishing, removal of Tenant's property and fixtures, expenses from Tenant's failure to quit the Demised Premises and to leave them in the required condition, any remodeling costs, attorneys' fees, court costs, brokers' commissions, advertising costs, and the difference between the rent and all of Tenant's other obligations under this Lease and the actual rent received by Landlord from the Demised Premises for the period commencing with the date of the default and continuing through the date designated as the expiration date of this Lease, provided that broker's commissions and improvements made to relet the Premise will only be chargeable to Tenant for those portions attributable to the remainder of the Term. For example, if Landlord makes $100,000 of improvements and leases the Demised Premises for 5 years when there is one year left on the Term, Tenant would be responsible for $20,000 of improvements.
     No such reentry or taking possession of the Demised Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Landlord, however, shall have no duty to re-let the Demised Premises and Landlord's failure to do so shall not release Tenant's liability for rent or damages. If Landlord elects to enter and re-let the Demised Premises, the Landlord may at any time thereafter elect to terminate this Lease for Tenant's default. If Landlord takes possession of the Demised Premises, Landlord shall have the right to rent any other available space in the Building before re-letting or attempting to re-let the Demised Premises.
              D. Landlord's Right to Perform. Do whatever Tenant is obligated to
                 ---------------------------
do by provisions of this Lease and may enter the Demised Premises without being liable to prosecution or claim for damages in order to accomplish this purpose. Tenant shall reimburse Landlord immediately upon demand for any expenses, which Landlord may incur in complying with the terms of this Lease on behalf of Tenant. Landlord shall not be liable for any damages to Tenant from such action, whether caused by negligence of Landlord or otherwise.
              E Right to Sue More Than Once. Sue periodically to recover damages
                ---------------------------
during the period corresponding to the remainder of the term of this Lease, and no action for damages shall bar a later action for damages subsequently accruing.
              F. Remedies Cumulative. The remedies, as set forth and available
                 -------------------
to Landlord because of the default of Tenant, shall be in addition to and shall not exclude any other remedy available to Landlord under this Lease or applicable law.
     11.3     Waiver of Redemption Rights. Tenant for itself and on behalf of
              ---------------------------
any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease for its remaining term after having been dispossessed or ejected from the Demised Premises by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.
     11.4     Additional Rights Of Landlord. In the event of a breach or
              -----------------------------
threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right to obtain an injunction. The remedies to which Landlord may resort under this Lease are cumulative and are not intended to be exclusive of any other remedies to which Landlord may be lawfully entitled at any time. Landlord may invoke any remedies allowed at law or in equity as if specific remedies were not provided for herein. If this Lease shall terminate under or pursuant to Section 11.2, or if Landlord shall re-enter the Demised Premises under the provisions of this clause, or in the event of the termination of this Lease, or of re-entry by or under any summary dispossess or other proceeding or action or any provision of law by reason of Tenant's default, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security, or otherwise. But such monies shall be credited by Landlord against any Rent, due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under this clause or pursuant to law.

12. Intentionally Deleted
    ---------------------

13. Intentionally Deleted
    ---------------------

14. COMMON AREAS
    ------------
     14.1 Parking and Access. Landlord agrees to cause to be provided, operated,
          ------------------
managed and maintained during the term of this Lease, parking areas adjacent to the Building. The manner in which such areas and facilities shall be maintained and operated and the expenditures therefore shall be at the sole discretion of the Landlord, and the use of such areas and facilities shall be subject to such reasonable regulations as Landlord shall make from time to time. Landlord hereby grants to Tenant, its employees, agents, customers and invitees the non-exclusive right to use the parking and other common areas as from time to time constituted, such use to be in common with Landlord, Landlord's licensees and all other tenants and occupants of the Building, from time to time, its and their employees, agents, customers and invitees, except when the same are being repaired, altered or constructed. Tenant shall neither charge nor pay for parking except as noted in the next two sentences following. Tenant and its employees shall park their automobiles only in those portions of the common areas and parking lots, as may be designated from time to time for that purpose by Landlord. Tenant shall be entitled to a minimum of thirty (30) parking spaces for its employers and invitees. Tenant shall upon notice from Landlord, furnish Landlord with license numbers of any and all employees of Tenant within five days after taking possession of the Demised Premises and of new employees within five days after such new employee begins work for Tenant. Landlord may charge and assess Tenant $10.00 per day for any automobile owned or operated by any employee of Tenant parked in an area not designated for employee parking, and Landlord may, if such unauthorized parking occurs more than 3 times with respect to any particular automobile, have such automobile removed from the property at Tenant's expense, such unauthorized parking and violations of the terms of this Lease and the Rules and Regulations being deemed a "trespass", without any liability to Landlord. Landlord may at any time close temporarily any common area to make repairs or changes, to prevent the acquisition of public rights in such areas or to discourage non-customer parking; and may do such other acts in and to the common areas as in its judgment may be desirable to improve the long-term convenience and security of the Tenants of the Building.
     Landlord shall have the reasonable right to limit access to the parking and common areas and shall have the right to erect barriers that can be passed or removed by use of a card or other identification system. During the term of this Lease, Landlord shall have the right to designate and relocate visitor parking areas, employee parking areas, and handicapped parking areas and other restricted parking areas periodically, all at Landlord's sole discretion.
     14.2 Building Access. Landlord shall, throughout the term of this Lease,
          ---------------
and so long as Tenant is not in default under this Lease, insure 24 hour access to the Building and the Demised Premises to Tenant, its employees and invitees,. The common areas within the Building shall be freely accessible during all Normal Business Hours and 24 hour access to the Building during Non-Business Hours and days shall provided to Tenant in accordance with security procedures currently in place at the Demised Premises.

15. INSURANCE, INDEMNITY AND  SUBROGATION
    -------------------------------------
     15.1 Landlord Insurance Landlord may maintain insurance against such perils
          ------------------
and in such amounts as Landlord may determine consistent with coverage which is now, or may in the future be, considered prudent for similar income producing property situated in the same general geographic area as the Building or which any mortgagee or creditor of Landlord requires

Landlord to carry. The named insured on all policies of insurance maintained by Landlord shall be the Landlord and, if required, any mortgagee or creditor of Landlord. The cost of all insurance maintained by Landlord shall be Landlord's responsibility and liability unless otherwise specifically set forth herein.

         15.2 Tenant's Insurance During the term of this Lease, Tenant shall
              ------------------
provide Landlord with evidence, in a form and amount reasonably acceptable to Landlord, of insurance coverage in effect with respect to the Demised Premises against such perils and in such amounts as Landlord shall from time to time reasonably request in writing. All insurance policies provided and maintained by Tenant in compliance with Landlord's request shall be issued in a form and by an insurer reasonably acceptable to Landlord and shall, in addition to Tenant, name as additional insured, Landlord, Agent and any other person or entity having an interest in the Building or land upon which it is situated whose name is furnished to Tenant by Landlord and, if applicable, their respective constituent general partners and/or officers, directors and shareholders. All policies of insurance maintained by Tenant shall require at least thirty (30) days prior written notice to Landlord of termination, lapse of coverage or material alteration; and waive, to the extent reasonably available, any right of recovery or subrogation against Landlord. If requested by Landlord, Tenant shall, upon the Commencement Date of this Lease and thereafter within thirty- (30)- days prior to the expiration of each such policy, promptly deliver to Landlord certified copies or other evidence of such policies and evidence satisfactory to Landlord that all premiums have been paid and all policies are in effect. If Tenant fails to secure or maintain any insurance coverage required by Landlord or should insurance secured not be approved by Landlord and such failure or approval not be corrected within forty-eight (48) hours after written notice from Landlord, Landlord may, in Landlord's sole discretion, purchase such insurance coverage required at Tenant's expense and Tenant shall, immediately upon demand from Landlord, reimburse Landlord for any monies expended.

         Tenant shall indemnify and hold harmless Landlord from all loss, claim, demand, damage, liability, or expense, including attorneys' fees, resulting from any injury to or death of any person or any loss of or damage to any property caused by or resulting from any act, omission, or negligence of Tenant or any officer, employee, agent, contractor, licensee, guest, invitee, or visitor of Tenant in or about the Demised Premises or the Building. The foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by any act, omission or negligence of Landlord or of any officer, employee, agent contractor, invitee or visitor of Landlord. Landlord shall not be liable for any loss or damage to person, property or Tenant's business sustained by Tenant, or other persons, which may be caused by the Building or the Premises, or any appurtenances thereto, being out of repair or by the bursting or leakage of any water, gas, sewer, or steam pipe, or by theft, or by any act of neglect of any tenant or occupant of the Building, or of any other person, or by any other cause whatsoever, unless caused by the negligence of Landlord. Tenant shall indemnify and hold harmless and pay on behalf of Landlord all loss claims, demands, expenses and judgments against Landlord caused by or arising out of, directly or indirectly: (a) the performance of this agreement by Tenant, (b) the Tenant's occupancy or use of the Building or Demised Premises, (c) any business or operations of Tenant and (d) any matter or thing done, permitted or omitted to be done by Tenant, its agents, employees, contractors, licensees, or invitees, whether occasioned by negligence or otherwise. Tenant's agreement to hold harmless and pay on behalf of Landlord shall extend to all loss, claims, demands, and expenses by reason of improper or faulty erection or construction of facilities, trade fixtures, or equipment installed on or in the Premises by Tenant.

         15.3 Waiver of Recovery. Regardless of fault or negligence, Landlord
              ------------------
and Tenant hereby waive and release any claim arising in favor of one against the other, or anyone claiming through either of them (including any insurance company insuring either of them for any loss) by way of subrogation or otherwise, for any loss of or damage to any property of either which loss or damage is recovered under any such insurance policies. Said waiver shall be in addition to any other waiver or release contained in this Lease with regard to loss or damage to property of either. Landlord and Tenant shall request its insurers to consent to such waiver and agree to waive all rights of subrogation against the other party. If the insurer shall impose a fee for consenting to such waiver, the party benefiting shall pay the cost imposed.

16. EXCULPATION OF LANDLORD: Landlord's and Agent's obligations and liability to
    -----------------------
Tenant with respect to this Lease shall be limited solely to Landlord's and Agent's interest in the Building and the land there under, and neither Landlord nor Agent, nor any officer, director, shareholder or employee of Landlord or Agent shall have any personal liability whatsoever with respect to this Lease.

17. FORCE MAJEURE: Both parties shall be excused for the period of any delay and
    -------------
shall not be deemed in default with respect to the performance of any of the non-monetary terms, covenants, and conditions of this Lease when prevented from so doing by a cause or causes beyond their reasonable control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, and acts of God.

18. SUBORDINATION AND ATTORNMENT: This Lease and all rights of Tenant hereunder
    ----------------------------
are and shall be subject and subordinate to any mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof (herein called "Security Deed") which may now or hereafter affect Landlord's fee title to the Demised Premises and/or Building. If the holder of any such Security Deed shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, at the request of such holder, attorn to and recognize such successor as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment provided that such successor recognizes the validity of this lease and agrees that Tenant's rights hereunder shall not be disturbed so long as Tenant is not in default hereunder. In the event Landlord refinances the Building, Tenant agrees to execute any Subordination, Non-disturbance and Attornment Agreement reasonably requested by Landlord or its mortgagee provided that such Agreement states that Tenant's rights under this lease shall not be disturbed so long as Tenant is not in default hereunder.

19. COVENANT OF QUIET ENJOYMENT Landlord has the right to enter into this Lease;
    ---------------------------
and that Tenant, upon timely payment of the rents reserved and performance of each term and condition contained in this Lease, shall at all times during the Lease term and any extension or renewal, so long as Tenant is not in default under the Lease, peaceably and quietly enjoy the Leased Premises and the rights in the common areas of the property upon which the Building is located and which are granted in this Lease without any disturbance from Landlord or any person claiming by, through or under Landlord. It is understood, acknowledged and agreed by Tenant that Landlord and/or affiliates of Landlord are, or shall be, constructing and building other office buildings in close proximity to the Building and Tenant is aware of, and acknowledges that, there may be noise and some inconvenience with respect to the ongoing construction and agrees (a) not to hold Landlord liable therefore, (b) not to withhold rents, (c) not to vacate the Demised Premises and (d) not to bring any action against Landlord seeking to terminate this Lease or otherwise modify or amend this Lease as a result thereof.

20. AGENT Agent has acted, is acting and will act, as agent for Landlord in this
    -----
transaction and is to be paid by Landlord. Agent has not acted as agent in this transaction for Lessee. The Officers of Agent are licensed real estate agents in the Commonwealth of Pennsylvania.

21. END OF TERM. At the expiration or earlier termination of this Lease, Tenant
    -----------
will promptly quit and surrender the Demised Premises, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Demised Premises any trade fixtures, equipment and movable furniture placed in the Demised Premises by Tenant, whether or not such are fastened to the Building. Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building or if the removal as such will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment and furniture as Landlord has requested. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions and improvements on the Demised Premises after the end of the term of this Lease or earlier termination will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by landlord without written notice to Tenant or liability therefore. Tenant shall pay Landlord for all expenses incurred in connection with the removal of such property. Tenant's obligations and liability under this Section shall survive the expiration or earlier termination of this Lease.

22.  MISCELLANEOUS
     -------------
         A. Right to Relocate. In the event the Demised Premises are less than
            -----------------
1,500 square feet in area, Landlord reserves the right, at its option and upon giving thirty (30) days notice in advance to Tenant, to transfer and remove Tenant from the Demised Premises to any other available offices in the Building of equal size and area. Landlord shall bear the expense of said removal as well as the expense of any renovations or alterations necessary to make the new space similar in arrangement and lay-out with the space covered by this Lease.
         B.  Light and Air. No easement for light or air is included in this
             --------------
Lease.
         C. Laws. The laws of the State of Pennsylvania shall govern the
            -----
interpretation, validity and enforcement of this Lease. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.
         D. No Estate in Land. This Lease shall create the relationship of
            -----------------
Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except as provided in Section 9.1 hereof.
         E. Holding Over. If Tenant remains in possession of the Demised
            ------------
Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, there shall be no renewal of this Lease by operation of law and such acquiescence by Landlord shall not be deemed to establish a rental rate to be in effect at the expiration of the term hereof. Tenant agrees that no later than ten (10) days after written notice from Landlord to terminate such holding over and remove or cause to be removed all persons and property from the Demised Premises and the Building and peaceably relinquish possession of the Demised Premises to the Landlord. Should Tenant elect not to renew said Lease, then rental amount during any period of holding over shall be 150% of the rental effective at the expiration or termination of the term of the Lease.
         F. Attorneys Fees. In the event of any Base Rent, Adjusted Base Rent,
            --------------
Tenant's Additional Tax Payments or other additional rent or other charges due and owing under this Lease are collected by or through an attorney at law or in the event that Landlord, in order to obtain enforcement of any of the provisions of this Lease, finds it necessary to retain the services of an attorney at law, then in either of such events Tenant agrees to pay all attorneys fees and all costs arising out of or connected with said collection or enforcement.
         G. Rights  Cumulative.  All rights,  powers and  privileges conferred
            ------------------
hereunder upon parties hereto shall be cumulative to those given by law.
         H. Waiver of Rights. No failure of Landlord to exercise any rights
            ----------------
provided to Landlord hereunder, or to insist upon strict compliance by Tenant with his obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

I.  Time.  TIME IS OF THE ESSENCE WITH RESPECT TO THIS ENTIRE LEASE.
    -----
         J. Bill and Notices. Unless otherwise in this Lease provided, any bill,
            ----------------
statement, notice or communication which Landlord may desire or be required to give to Tenant, including any notice of expiration shall be deemed sufficiently given or rendered if in writing delivered to Tenant personally, or left at the Demised Premises addressed to Tenant, or sent by Registered or Certified Mail addressed to Tenant at the Demised Premises, or sent or delivered to any other address which Tenant, from time to time designates in writing to Landlord and notice of which is given to Landlord. The time of the rendition of such bill or statement, or the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, or left at the Demised Premises or other address designated by Tenant as provided above, or sent by Registered or Certified Mail addressed to Tenant at the Demised Premises or other address as Tenant may, from time to time, designate in writing. Any notice by Tenant to Landlord must be sent by Registered or Certified Mail addressed to Landlord at the address where the last previous rental hereunder was paid or such other address as Landlord may, from time to time, designate in writing.

                            To Landlord:     Tierra Realty Management
                                             Stonewood Commons I, Suite 200
                                             101 Bradford Road
                                             Wexford, PA 15090

                            To Tenant:       Sonic Foundry
                                             12300 Perry Highway
                                             Suite 100/ 1/st/ Floor
                                             Wexford, PA. 15090

                                        c/c  Sonic Foundry
                                             c/o General Counsel
                                             1617 Sherman Avenue
                                             Madison, WI. 53704

         L. Section Titles.  The Section titles are inserted only as a matter of
            ---------------
convenience and for reference, and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.
         M. Parties. The conditions, covenants and agreements in the aforesaid
            -------
Lease contained, to be kept and performed by the parties hereto, shall be binding upon and insure to the benefit of said respective parties, their legal representatives, successors and assigns. This clause shall not be construed to permit any assignment or subletting, unless otherwise permitted in this Lease without Landlord's consent.
         N. Short Form Lease. The parties hereto agree to execute a short form
            ----------------
of this Lease, which shall be recorded upon request by either party. In the event of any conflict, inconsistency or ambiguity between the provisions of this Lease and the provisions of the short form lease, the provisions of this Lease shall be deemed controlling.
         O.  Posting.  Tenant  agrees  that for a period of three (3) months
             -------
prior to the expiration of this Lease or any renewal thereof, Landlord shall have the right to display on the exterior of the Demised Premises but not in any window or doorway thereof, signs or evidence that the Demised Premises are, or will be, available for lease, and that during such period Landlord may show the Demised Premises and all parts thereof to prospective Tenants between the hours of 10:00 a.m. and 5:00 p.m. on any day except Sunday and any legal holiday on which Tenant does not conduct business.
         P. Liens.  In the event that any  mechanics or other liens are filed
            ------
against any portion of the Property by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause same to be canceled and discharged of record by bond or otherwise within ten (10) days after notice.
         Q Certificate. Tenant shall, from time to time, as requested by
           -----------
Landlord, execute and deliver to Landlord a written, certified statement in recordable form: (I) ratifying this Lease; (ii) confirming the commencement and expiration dates of the term of this Lease; (iii) certifying that the Tenant is in occupancy of the Demised Premises, the date Tenant commenced operating the Tenant's business therein and that this Lease is in full force and effect and has not been assigned, modified, supplemented, or amended, except by such writings as shall be set forth in such statement; (iv) that all conditions under this Lease to be performed by the Landlord have been fulfilled, except as set forth in such statement; (v) that there are no defenses or offsets against the enforcement of this Lease by Landlord, stating those claimed by Tenant; (vi) reciting the amount of advance rental, if any, paid by Tenant and the date to which rent and all other sums, charges and fees have been paid by Tenant; (vii) reciting the amount of the security deposit, if any; and (viii) and such other information and facts as the Landlord may reasonably request. Tenant further agrees to execute and deliver similar declarations from time to time as and when requested by the Landlord, Landlord's mortgage lenders, and/or any prospective purchasers, and each of such parties shall be entitled to rely upon such written declaration made by Tenant. Failure to respond within 15 days to any written request from Landlord for such certificate shall be deemed a default by Tenant under this Lease and give rise to all Landlord's rights and remedies as contained in this Lease.
         R. Indemnity. Tenant shall indemnify and save harmless Landlord from
            ---------
and against any and all loss, cost (including attorneys fees), damage, expense and liability in connection with any and all claims for damages as a result of injury or death of any person or property damage to any property sustained by Tenant, its partners, customers, invitees, agents, employees, contractors and subcontractors and all other persons including Landlord, Agent, and their agents and employees if such injury, death or property damage arises from or in any manner grows out of any act of neglect on or about the Demised Premises by Tenant, its partners, agents, employees, customers, invitees, contractors or subcontractors or which arise from or in any manner grow out of any defect in any undertaking hereunder by Tenant or any failure of Tenant to comply with the provisions of this Lease. Landlord shall indemnify and save harmless Tenant from and against any and all loss, cost (including attorneys fees), damage, expense and liability in connection with any and all claims for damages as a result of injury or death of any person or property damage to any property sustained by Tenant, its partners, customers, invitees, agents, employees, contractors and subcontractors and all other persons including Tenant, and its employees if such injury, death or property damage arises from or in any manner grows out of any act of neglect on or about the Demised Premises by Landlord, its partners, agents, employees, customers, invitees, contractors or subcontractors or which arise from or in any manner grow out of any defect in any undertaking hereunder by Landlord or any failure of Landlord to comply with the provisions of this Lease.

         S. No Construction Against Drafting Party. Landlord and Tenant
            --------------------------------------
acknowledge that each of them and their counsel have had an opportunity to review this Lease and fully and completely negotiate all clauses and Sections herein and this Lease will not be construed against Landlord merely because Landlord has prepared it.

         T. Limited Time Offer. This Lease is submitted to Tenant on the understanding that it is considered an offer to lease on the express terms and conditions contained herein, which offer shall automatically be deemed withdrawn by Landlord unless two fully executed copies (including two executed copies of the Guaranty Agreement, if applicable) are delivered to Landlord within seven
(7) days of the Lease Date set forth on the first page hereof.

         U. Written Amendment Required. No amendment, alteration, modification
            --------------------------
of, or addition to this Lease, except for Rules and Regulations which Landlord may, from time to time, amend without consent of Tenant, shall be valid or binding unless expressed in writing and signed by Landlord and Tenant. Notwithstanding, Tenant agrees to execute any modifications or amendments to this Lease required or requested by any lending institution providing financing for the Building, provided no such modification or amendment will materially adversely affect Tenant's rights and obligations under this Lease.

         V. Authority. Tenant, and the party executing this Lease on behalf of
            ---------
Tenant, represent to Landlord that such party is authorized to do so by Tenant and agree to deliver to Landlord, if requested, evidence of such authority.

         W. Agent. Tenant understands and acknowledges that TIERRA REALTY
            -----
MANAGEMENT, INC. Is Agent, and manages the Property for, Landlord and any and all payments [payable to " Stonewood East "] and notices provided for
                           --------------
hereinunder should be sent and/or directed to TIERRA REALTY MANAGEMENT, INC. at Suite 200, Stonewood Commons One, 101 Bradford Road, Wexford, Pa. 15090 with a
-----------------------------------------------------------------------
phone number of 724-934-0522 and a facsimile / fax number of 724-934-0441.


IN WITNESS WHEREOF, the parties herein have hereunto set their hands.

Witness                                  Landlord - Stonewood East Partners

                                         /s/ John C. Baun
                                         ---------------------------------------
                                         By: John C. Baun, General Partner

                                         Date: 1-13-02
                                               -------



Witness                                  Tenant - Sonic Foundry Media Systems,
                                         Inc.

/s/                                      /s/ Rimas Buinevicius
-------------------------                ---------------------------------------
                                         By: Rimas Buinevicius
                                             CEO

                                         Rimas P. Buinevicius
                                         ---------------------------------------
                                                   Print Name and Title

                                         Date: 1-11-02
                                               -------




See attached Guaranty of Lease to which the undersigned {CoManage} agrees to be bound".

/s/ CoManage Corporation
-----------------------------------------
CoManage Corporation, A Delaware Corporation

                                    EXHIBIT C

                               RULES & REGULATIONS

         Reference is made to Paragraph 4.5 of the within Lease. Pursuant thereto, LANDLORD and TENANT hereby covenant and agree that the following Rules and Regulations are necessary and proper for the general care, safety, cleanliness and proper maintenance of the Leased Premises, the Building and the common areas of the same; that the same shall be faithfully kept, observed and performed by Tenant, its employees, agents and invitees.

                                   DEFINITIONS

         Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply to and include the Tenant and his agents, employees, invitees, licensees, subtenants and contractors, and is to be deemed of such number and gender as the circumstances require. The words "room" and "Premises" are to be taken to mean and include the space covered by this Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord.

                              I.PHYSICAL FACILITIES

         1. The sidewalks entry passages, corridors, halls, elevators, if any, and stairways shall not be obstructed by Tenant, or used by them for any purpose other than those of ingress and egress. The floors, skylights and windows that reflect or admit light into any place in said Building, shall not be covered or obstructed by Tenant. The water closets, toilets, bathroom facilities and other water apparatus shall not be used for any other purpose than those for which they were constructed, and no sweeping, rubbish, or other obstructing substances shall be thrown therein.

         2. Landlord will furnish each tenant, free of charge, with two keys to each door provided in the premises by Landlord. Landlord may make a reasonable charge for additional keys. No tenant shall have any such keys copied. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without written approval of Landlord. Each tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the building.

         3. All glass, locks and trimmings in or upon the doors and windows of the Building shall not be broken, the same shall be kept whole and when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order by the Landlord at Tenant's expense. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Demised Premises, nor carry on upon the Demised Premises any noisesome, noxious, noisy or offensive business.

         4. Safes, furniture, boxes, or other bulky articles shall be carried up into the Demised Premises or removed there from only with the prior written consent of the Landlord, and then only by means of the elevators, if any, by the stairways of said Building as the Landlord may in writing direct, and at such times in such manner and by such persons as the Landlord may direct. Safes and other heavy articles shall be placed by the Tenant in such places only as may be specified in writing by the Landlord, and any damage done to the Building or to tenants, or to other persons by taking a safe or other heavy article in or out of the Demised Premises, from overloading a floor, or in any other manner shall be paid for by the Tenant.

         5. If Tenants require wiring for a bell, intercom or buzzer system, such wiring shall be done by an electrician approved by Landlord only, and no other electricians shall be allowed to do such electrical work except upon the prior written permission of Landlord, or its representatives. The wiring for telephone, fax machines, computer internet hook-ups, computer networking or other such communication facilities shall be done as directed by an electrician approved by Landlord, and no boring or cutting for wiring shall be done unless approved by Landlord or its representatives, as stated. The electric current provided by Landlord shall be used for ordinary lighting purposes, and small electrical appliances, desktop computers and servers and devises not requiring extraordinary power, unless written permission to do otherwise shall first have been obtained from Landlord, or its representative, and at an agreed cost to Tenant.

         6. Landlord and Agent shall have the right to enter the Demised Premises at all reasonable hours for the purpose of making any repairs, alterations or additions which he or they shall deem necessary for the safety, preservation, or improvement of said Building, and the Landlord and Agent shall be allowed to make such repairs, improvements and additions, or any alterations for the benefit of the Tenant without in any way being deemed or held guilty of trespass or eviction of the Tenant; and the rent reserved shall not abate while said repairs, alterations, or additions are being made; and the Tenant shall not be entitled to maintain a set off or counterclaim for damages against the Landlord by reason or loss or interruption to the business of the Tenant because of the prosecution of any such work. All such repairs, decorations, additions and improvements shall be done during ordinary business hours, or if any such work is at the request of the Tenant to be done during any other hours, the Tenant shall pay for all overtime costs.

         7. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the building without the prior written consent of Landlord. Landlord will adopt and furnish to tenant general guidelines relating to signs inside the building. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Material visible from outside the building will not be permitted. Tenant shall be permitted to install its name in lettering on the current sign outside the building and on the entrance doors to the Demised Premises.

         8. Roof; Walls: LANDLORD reserves the exclusive control of the roof and exterior walls of the Building. TENANT shall not install a radio, TV antenna, loudspeaker, searchlight, microwave dish, solar device, or similar facility on the roof or exterior walls of the Building. Tenant shall have the right to install a small dish-type antenna on the building to receive satellite television signals.

                                     II.USE

         9. No animals, birds, bicycles, motorbikes, motorcycles or other vehicles shall be allowed in the offices, halls, corridors, elevators or elsewhere in the building.

         10. Tenant shall not (without the Landlord's written consent) put up or operate any steam engine, boiler, machinery or stove upon the Demised Premises, or carry on any mechanical business thereon, or do any cooking thereon or use or allow to be used upon the Demised Premises oil, burning fluids, camphene, gasoline or kerosene for heating, warming or lighting. No article deemed extra hazardous on account of fire and no explosives and no firearms shall be brought in said Demised Premises. No offensive gases or liquids will be permitted. Any firearm violation will be deemed a serious offense and cause for immediate termination of lease.

         11. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the building are prohibited, and each tenant shall cooperate to prevent the same.

         12. The buildings are non-smoking buildings. Smoking is prohibited in the buildings (offices, hallways, stairwells and corridors). Tenants and their visitors will be responsible for proper disposal of tobacco products.

         13. Trash Disposal: Each Tenant shall store all its trash and refuse within its premises in containers approved by Landlord. All trash and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. No materials shall be placed in the hallways or in trash receptacles if such materials are of such nature that they may not be disposed of in the ordinary and customary manner of removing such trash or refuse material in accordance with local ordinances and requirements or with those of the contract carrier accepting such trash or refuse. Tenant shall not be permitted to dispose of any more trash during a business day than is generated during a normal business day. If Tenant has any excess trash removal or disposal beyond the amount generated during a normal business day, for example, large items such as file cabinets, the Tenant shall arrange for its removal. Tenant shall not deposit any trash in the dumpster servicing the Building without prior notice to Landlord.


                  TENANT agrees not to dispose any hazardous, medical, or contaminated waste in wastebaskets to be emptied by Landlord. Further, Tenant is responsible for removal and proper disposal of all hazardous, medical, or contaminated waste, as may be created on said premises by Tenant or as a result of Tenant's business or profession, in accordance with all applicable laws and ordinances. Recycling of refuse trash is necessary, therefore Tenant agrees to cooperate with Landlord in whatever means necessary to comply with all laws, ordinances, rules, and regulations in effect now or which may come into effect during the duration of the Lease. If Tenant fails to comply with accepted recycling practices, Landlord may, at its option, take steps necessary to assure Tenant is in compliance. Tenant agrees to immediately upon demand reimburse Landlord for any costs incurred to insure Tenant's compliance.


         14. The Tenant will keep all doors opening to the exterior of the building, all fire doors and all smoke doors closed at all times.

         15. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, ventilating, electrical, fire, safety or lighting systems, nor shall Tenant tamper with or change the setting of any thermostat or temperature control valves in the building other than those located in the Demised Premises.

                                   III.GENERAL

         16.      Tenant shall NOT:

                  A. Do or permit to be done anything that will invalidate or increase the insurance coverage on the Building or the Demised Premises. Read in conjunction with
                           Section 3.1.F.
                  B. Do or permit to be done anything in the Building or on the Demised Premises that may obstruct or interfere with the rights of other tenants or occupants of the Building.
                  C. Use, allow or permit the Demised Premises to be used for any unlawful purpose.
                  D. Cause, maintain or permit any nuisance in or about the Demised Premises.
                  E. Install in the Demised Premises or bring into the Building any fixtures, equipment, furniture, materials or other objects that will (1) overload, damage, or obstruct any utility lines or HVAC equipment or systems providing services to the Building or (2) overload the floors in the Demised Premises or in any way affect the structural capacity or design of the Building.
                  F. Install or affix any window coverings, window shades, or draperies unless approved in advance by Landlord. It being understood and agreed by Tenant, that uniformity of all tenants of the Building is essential to Landlord's successful operation and management of the Building.
                  G. Install, remove from, or move into the Demised Premises any furniture, fixtures, equipment, materials, supplies, or other objects (other than normal office supplies) except on such days and at such times as approved in advance by Landlord; it being important to Landlord's operation and management of the Building to insure relatively free and uninterrupted access to other Tenant's without undue interference from Tenant.

         17. Outside Contract Services: Except with the prior written approval of Landlord, no person other than those approved by Landlord shall be permitted to enter the Building for cleaning or other contract services.

         18. Tenant shall not enter the mechanical rooms, air-conditioning rooms, electrical closets, janitorial closets or similar areas or go upon the roof of the building without the prior consent of Landlord.

         Landlord shall have the right to make changes or additions to these Rules and Regulations after the Lease Date, without Tenant's approval provided such changes or additions, except those affecting the safety and security of the Building, do not unreasonably affect Tenant's use of the Demised Premises and Tenant agrees to abide by, and be bound by, such amended Rules and Regulations immediately upon receipt of a copy of such amended or changed Rules and Regulations from Landlord. Landlord shall not be liable for failure of any tenant to obey such Rules and Regulations. Failure by Landlord to enforce any current or subsequent Rules or Regulations against any tenant of the Building shall not constitute a waiver thereof or a default by Landlord.

                                                               _______ Initial

                                                               _______ Initial

                                   Exhibit "D"
                                W O R K P L A N S


TENANT SHALL HAVE PERMISSION FOR THE INSTALLATION OF TWO 208 VOLT OULETS IN THE COMPUTER SERVER ROOM. TENANT SHALL USE A LANDLORDS ELECTRICIAN WITH LANDLORD APPROVAL


                                                               _________ Initial

                                                               _________ Initial

                                GUARANTY OF LEASE

         Sonics Foundry, hereinafter "Tenant", is desirous of entering into a Lease Agreement ("Lease") with Stonewood East Partners ("Landlord"), to which this Guaranty of Lease ("Agreement") is attached and CoManage, hereinafter "Guarantor", has requested Landlord to enter into said Lease and Landlord has refused to enter into said Lease unless Guarantor guaranties said Lease in the manner hereinafter set forth.

         NOW THEREFORE, to induce Landlord to enter into said Lease, which Lease is dated this day and is being executed simultaneously herewith, the Undersigned, Guarantor, hereby agrees:

         1. Guarantor unconditionally guaranties to the Landlord and its successors and assigns the full and punctual performance and observance, by Tenant, of all the terms, covenants and conditions in said Lease contained on Tenant's part to be kept, performed or observed. This guaranty shall include any liability of Tenant which shall accrue under said Lease for any period preceding as well as any period following the term in said Lease specified. The Guarantor waives notice or any breach or default by Tenant.

         2. If, at any time, default shall be made by Tenant in the performance or observance of any of the terms, covenants or conditions in sail Lease contained on Tenant's part to be kept, performed or observed, Guarantor will keep, perform and observe the same, as the case may be, in place and stead of Tenant. The total liability of Guarantor under this Guaranty shall be unlimited.

         3. Any act of Landlord, or its successors or assigns, consisting of a waiver of any of the terms or conditions of said Lease, or the giving of any consent to any manner or thing relating to said Lease, or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder.

         4. The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of security given for the performance and observance of covenants and conditions in said Lease contained on Tenant's part to be performed or observed; nor by any modification of such lease, but in the case of any such modification the liability of Guarantor shall be deemed modified in accordance with the terms of any such modification of the Lease.

         5. The liability of Guarantor hereunder shall in no way be affected by: (a) the release or discharge of Tenant in any creditors, receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's said liability under the Lease, resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; (e) any disability or other defense of Tenant; or (f) the cessation from any cause whatsoever of the liability of Tenant.

         6. Until all the covenants and conditions in said Lease on Tenant's part to be performed and observed are fully performed and observed, Guarantor (a) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the Guarantor, in compliance with the obligations of the Guarantor hereunder; (b) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder; and (c) subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under said Lease.

         7. This Guaranty shall apply to the said Lease, any extension or renewal thereof and to any holdover term following the term hereby granted or any extension or renewal thereof.

         8. This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.



IN WITNESS WHEREOF, the parties herein have hereunto set their hands.

Witness                                       Landlord - Stonewood East Partners

______________________________                /s/ John C. Baun
                                              ----------------------------------
                                              By: John C. Baun, General Partner

                                              Date: 1-13-02
                                                    -------


Witness

______________________________


                                              Guarantor- CoManage Corporation

                                              /s/ Dave Nelsen
                                              ----------------------------------
                                              By:Dave Nelsen, CEO

                                              Date: ___________